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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-14363, 333-19141, 333-24329, 333-35701,
333-09090 and 333-09092.

                                               /s/ Arthur Andersen LLP

Philadelphia, Pa.,
   March 23, 1999